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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 8, 2006


                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          NEW YORK                   1-4743                     11-1362020
       (State or Other             (Commission               (I.R.S. Employee
Jurisdiction of Incorporation)     File Number)           Identification Number)


           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)


        Registrant's Telephone Number, including Area Code: 718-392-0200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 8, 2006, the Board of Directors of Standard Motor Products, Inc. (the "Company") revised its director compensation arrangement to include an annual retainer payment to the Company's Presiding Independent Director. As amended, the Presiding Independent Director will be paid an annual retainer of $20,000. The initial Presiding Independent Director of the Company is William Turner, who was appointed to such position at a Board meeting on January 24, 2006 and shall serve for a term of three years. Mr. Turner also serves as the Chairman of the Company's Audit Committee.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STANDARD MOTOR PRODUCTS, INC.


                             By: /s/ James J. Burke
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                                 James J. Burke
                                 Vice President Finance, Chief Financial Officer

Date: March 8, 2006